SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 3, 2001

STATEFED FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-22790	42-1410788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

13523 University Avenue, Clive, Iowa	50325
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 223-8484

N/A

(Former name or former address, if changed since last Report)

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ITEM 5. OTHER EVENTS.

       On May 3, 2001, the Registrant issued the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits:

                              Exhibit 99 - Press Release dated May 3, 2001

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STATEFED FINANCIAL CORPORATION

Date: May 7, 2001	By: /s/ Andra K. Black Andra K. Black, Co-President and CFO

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated May 3, 2001